UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-01209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson A. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2009

Item 1. Reports to Stockholders.

Semi-Annual

Shareholder Report

2009

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: (402) 397-4700 fax: (402) 397-8617 - www.bridgesfund.com

This page has been intentionally left blank.

Contents of Report

Page 1	Shareholder Letter
Exhibit 1	Portfolio Transactions During the Period From January 1, 2009
Pages 2 – 3	through June 30, 2009
Exhibit 2	Selected Historical Financial Information
Pages 4 – 5
Page 6	Expense Example
Page 7	Allocation of Portfolio Holdings
Pages 8 – 19	Financial Statements
Pages 20 – 23	Additional Disclosures

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

The Bridges Investment Fund is distributed by Quasar Distributors, LLC.

Bridges Investment Fund, Inc.
256 DURHAM PLAZA
8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617

July 27, 2009

Dear Shareholder,

Bridges Investment Fund had a total return of 17.28% in the second quarter of 2009, which bettered the 15.93% advance in the S&P 500 and 16.32% rise in the Russell 1000 Growth Index over that same period. For the twelve month period ended June 30, 2009, the Fund had a total return of -21.81% versus -26.21% for the S&P 500 and -24.50% for the Russell 1000 Growth Index.  For the three year period ended June 30, 2009, the Fund had an average annual total return of -7.25% versus -8.22%% for the S&P 500 and -5.45% for the Russell 1000 Growth Index.  For the five year period ended June 30, 2009, the Fund had an average annual total return of -2.75% versus -2.24% for the S&P 500 and -1.83% for the Russell 1000 Growth Index.  For the ten year period ended June 30, 2009, the Fund had an average annual total return of -2.56% versus -2.22% for the S&P 500 and -4.18% for the Russell 1000 Growth Index.  The Fund’s gross expense ratio, as of the most recent prospectus dated April 30, 2009, was 0.81%.  For the most recent expense ratio information, please refer to page six of this report.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-934-4700.

The stock market had its best quarter since 2003 as investors began to focus on signs that the economy may be bottoming and the government’s stimulus efforts may begin to have positive effects on the financial crisis and the economic recession.  Corporate earnings in the first quarter, while very weak, were not as bad in the aggregate as expected relative to lowered analysts’ estimates, which in combination with very low equity valuations led to a sharp rise in stock prices during the second quarter.

Our positive thesis on stocks during the early part of 2009 remains largely intact.  That positive thesis rests on four primary legs:  1) equity valuations are low both absolutely and relative to long term norms; 2) long term equity returns are well below historical levels and likely to revert toward historical averages; 3) there is significant liquidity that over time should seek higher returns than currently afforded by cash; and 4) investor sentiment remains pessimistic despite strong second quarter equity returns.

However, in the short run, the strong upward move in stock prices in the second quarter raises short term equity market risks.  We believe that investors will now require tangible evidence that 1) the economy has in fact bottomed, and 2) corporate earnings have bottomed and are beginning to improve.  We expect continued equity market volatility, and the second half of the year may see investors become more focused on seeing actual improvement in company operating performance as opposed to being willing to buy equities in the hope that profitability will improve over time.

Our largest holdings did well on balance during the second quarter.  The stocks that added the most value to the portfolio during the quarter included Alcon, Apple, Capital One, CME Group, Express Scripts, Google, Qualcomm, T. Rowe Price, Union Pacific, WellPoint, and Wells Fargo.  Best Buy and Monsanto were the largest drags on performance during the quarter.

We feel the portfolio’s equities remain attractively valued from a long term perspective.

We expect the stock market to be challenging during the second half of 2009, but we will continue to focus on owning companies that we believe have strong balance sheets, good business franchises, high free cash flow generation capabilities, above average growth rates, and attractive valuation metrics.

We appreciate your investment in the Fund and hope for continued good returns over the next several years.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Before you invest in the Bridges Investment Fund, please refer to the prospectus for important information to be carefully considered about the investment company, including investment objectives, risks, charges and expenses. You may also obtain a prospectus by calling 1-866-934-4700 or visiting www.bridgesfund.com. The prospectus should be read carefully before you invest or send money.

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JANUARY 01, 2009 THROUGH JUNE 30, 2009
(Unaudited)

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Adobe Systems, Inc.	10,000	15,000
Altria Group, Inc.	27,500	40,000
Capital One Financial Corp.	10,750	52,000
Caterpillar, Inc.	7,000	7,000
CME Group, Inc.	500	4,500
Comcast Corp. 6.500% due 01/15/2017	200,000	200,000
Flour Corp.	14,000	22,000
General Electric Co.	50,000	50,000
Google, Inc.	300	4,250
Home Depot, Inc. 5.400% due 03/01/2016	200,000	200,000
MEMC Electronic Materials, Inc.	10,000	30,000
Microsoft Corp.	20,000	20,000
Monsanto Co.	2,000	5,000
Nokia Corp.	10,000	45,000
Philip Morris International, Inc.	7,500	20,000
Potash Corp. of Saskatchewan, Inc.	5,000	9,000
Procter & Gamble Co.	7,000	10,000
Short S & P 500 Proshares	10,000	10,000
Research In Motion, Ltd.	3,500	7,000
Wells Fargo & Co.	15,000	60,000

Exhibit 1
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JANUARY 01, 2009 THROUGH JUNE 30, 2009
(Unaudited)

		Sold or	Held After
	Securities	Exchanged	Transactions
	Common Stock Unless	$1,000 Par	$1,000 Par
	Described Otherwise	Value (M)	Value (M)
		or Shares	or Shares

	Allergan, Inc.	3,000	20,000
	American Express Co.	20,000	—
	Anadarko Petroleum Corp.	30,000	—
	Chevron Corp.	5,000	18,000
	Cisco Systems, Inc.	10,000	65,000
	Emerson Electric Co.	4,000	—
	FedEx Corp.	5,000	10,000
	Gilead Sciences, Inc.	8,000	22,000
	Google, Inc.	250	4,250
[1]	Level 3 Communications, Inc. Sr. Notes 11.500% due 03/01/2010	500,000	—
	Lowe’s Cos, Inc.	5,000	45,000
	McGraw-Hill Cos., Inc.	12,500	—
	Pepsico, Inc.	2,000	25,000
	Short S & P 500 ProShares	10,000	—
	Qualcomm, Inc.	10,000	40,000
	Roper Industries, Inc.	4,000	23,000
	Target Corp.	4,000	22,000
	Teva Pharmaceutical Corp.	3,000	23,000
	United States Treasury Bonds 7.500% due 11/15/2016	300,000	—

1  Entire issue called at par on 06/30/2009

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – – – Year End Statistics – – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
07-01-63	$109,000	10,900	$10.00	$—	$ —
12-31-63	159,187	15,510	10.13	.07	—
12-31-64	369,149	33,643	10.97	.28	—
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	—
12-31-67	850,119	64,427	13.20	.295	—
12-31-68	1,103,734	74,502	14.81	.315	—
12-31-69	1,085,186	84,807	12.80	.36	—
12-31-70	1,054,162	90,941	11.59	.37	—
12-31-71	1,236,601	93,285	13.26	.37	—
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	—
12-31-75	1,056,439	111,619	9.46	.35	—
12-31-76	1,402,661	124,264	11.29	.38	—
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	—
12-31-02	45,854,541	1,989,769	23.05	.20	—
12-31-03	62,586,435	2,016,560	31.04	.24	—
12-31-04	74,281,648	2,230,038	33.31	.305	—
12-31-05	80,715,484	2,305,765	35.01	.2798	—
12-31-06	82,754,479	2,336,366	35.42	.2695	—
12-31-07	77,416,617	2,258,380	34.28	.2364	2.5735
12-31-08	49,448,417	2,257,410	21.91	.2603	—

Exhibit 2
(Continued)

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – – – Current Six Months Compared to Same Six Months in Prior Year – – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
06-30-08	$70,426,472	2,233,750	$31.53	$.12	$—
06-30-09	55,698,891	2,285,500	24.37	.13	—

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

JUNE 30, 2009 (Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (January 1, 2009 – June 30, 2009).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2009 –
	January 1, 2009	June 30, 2009	June 30, 2009
Actual	$1,000.00	$1,118.80	$5.55
Hypothetical (5% return before expenses)	1,000.00	1,019.55	5.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

JUNE 30, 2009 (Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS
Common Stock	$50,275,935
Corporate Bonds	2,605,546
Short Term Investments	2,822,858
Total	$55,704,339

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

JUNE 30, 2009 (Unaudited)

	Number
Title of Security	of Shares	Cost	Value
COMMON STOCKS – 90.26%
Air Freight & Logistics – 1.00%
FedEx Corp.	10,000	$688,396	$556,200
Beverages – 2.47%
PepsiCo, Inc.	25,000	$786,066	$1,374,000
Biotechnology – 1.85%
Gilead Sciences, Inc.(a)	22,000	$919,836	$1,030,480
Capital Markets – 3.38%
American Capital Ltd.	20,000	$555,946	$64,200
State Street Corp.	9,750	269,977	460,200
T. Rowe Price Group, Inc.	18,500	901,166	770,895
The Goldman Sachs Group, Inc.	4,000	487,066	589,760
		$2,214,155	$1,885,055
Chemicals – 3.06%
Monsanto Co.	5,000	$409,232	$371,700
Potash Corporation of Saskatchewan	9,000	733,651	837,450
Praxair, Inc.	7,000	499,570	497,490
		$1,642,453	$1,706,640
Commercial Banks – 2.61%
Wells Fargo & Co.	60,000	$1,444,348	$1,455,600
Commercial Services & Supplies – 2.62%
Ritchie Bros. Auctioneers, Inc.	25,000	$534,126	$586,250
Strayer Education, Inc.	4,000	657,775	872,440
		$1,191,901	$1,458,690
Communications Equipment – 7.49%
Cisco Systems, Inc.(a)	65,000	$1,151,525	$1,211,600
Nokia Corp. - ADR	45,000	1,291,361	656,100
QUALCOMM, Inc.	40,000	1,541,688	1,808,000
Research In Motion Ltd.(a)	7,000	603,484	497,350
		$4,588,058	$4,173,050
Computers & Peripherals – 3.84%
Apple Computer, Inc.(a)	15,000	$1,735,708	$2,136,450
Construction & Engineering – 2.55%
Fluor Corp.	22,000	$850,944	$1,128,380
Jacobs Engineering Group, Inc.(a)	7,000	303,116	294,630
		$1,154,061	$1,423,010
Consumer Finance – 2.04%
Capital One Financial Corp.	52,000	$1,686,364	$1,137,760

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets
ADR	American Depository Receipt
(a)	Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2009 (Unaudited)

	Number
Title of Security	of Shares	Cost	Value
COMMON STOCKS (Continued)
Depository Institutions – 0.98%
First National of Nebraska, Inc.	225	$387,969	$543,375
Diversified Financial Services – 2.51%
CME Group, Inc.	4,500	$1,843,073	$1,399,995
Electrical Equipment – 1.87%
Roper Industries, Inc.	23,000	$1,164,214	$1,042,130
Energy Equipment & Services – 2.35%
Smith International, Inc.	22,000	$1,040,150	$566,500
Transocean Ltd.(a)	10,000	1,084,177	742,900
		$2,124,327	$1,309,400
Health Care Equipment & Supplies – 3.05%
Alcon, Inc.	10,000	$1,285,954	$1,161,200
Stryker Corp.	13,500	668,133	536,490
		$1,954,087	$1,697,690
Health Care Providers & Services – 4.98%
Express Scripts, Inc.(a)	27,000	$983,657	$1,856,250
Wellpoint, Inc.(a)	18,000	1,262,826	916,020
		$2,246,484	$2,772,270
Household Products – 0.92%
Procter & Gamble Co.	10,000	$551,197	$511,000
Industrial Conglomerates – 1.05%
General Electric Co.	50,000	$543,375	$586,000
Insurance – 2.08%
Berkshire Hathaway, Inc.(a)	400	$678,649	$1,158,292
Internet & Catalog Retail – 1.08%
eBay, Inc.(a)	35,000	$740,676	$599,550
Internet Software & Services – 3.22%
Google, Inc.(a)	4,250	$1,853,074	$1,791,758
IT Services – 5.54%
Fiserv, Inc.(a)	10,000	$500,139	$457,000
Mastercard, Inc.	12,000	1,995,443	2,007,720
Visa, Inc.	10,000	606,648	622,600
		$3,102,230	$3,087,320
Life Science Tools & Services – 0.92%
Waters Corp.(a)	10,000	$531,536	$514,700
Machinery – 0.42%
Caterpillar, Inc.	7,000	$253,901	$231,280

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets
(a)	Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2009 (Unaudited)

	Number
Title of Security	of Shares	Cost	Value
COMMON STOCKS (Continued)
Multiline Retail – 1.56%
Target Corp.	22,000	$623,896	$868,340
Oil & Gas – 6.69%
Apache Corp.	20,000	$1,502,797	$1,443,000
Chesapeake Energy Corp.	55,000	1,496,226	1,090,650
ChevronTexaco Corp.	18,000	593,236	1,192,500
		$3,592,259	$3,726,150
Pharmaceuticals – 4.59%
Abbott Laboratories	10,000	$587,808	$470,400
Allergan, Inc.	20,000	795,406	951,600
Teva Pharmaceutical Industries, Ltd. - ADR	23,000	635,677	1,134,820
		$2,018,891	$2,556,820
Road & Rail – 2.34%
Union Pacific Corp.	25,000	$1,384,477	$1,301,500
Semiconductor & Semiconductor Equipment – 0.96%
MEMC Electronic Materials, Inc.(a)	30,000	$1,273,165	$534,300
Software – 2.81%
Adobe Systems, Inc.(a)	15,000	$343,530	$424,500
Autodesk, Inc.(a)	35,000	1,341,351	664,300
Microsoft Corp.	20,000	381,116	475,400
		$2,065,997	$1,564,200
Specialty Retail – 4.69%
Best Buy, Inc.	52,000	$1,225,654	$1,741,480
Lowe’s Cos., Inc.	45,000	1,244,690	873,450
		$2,470,344	$2,614,930
Tobacco – 2.74%
Altria Group, Inc.	40,000	$641,205	$655,600
Philip Morris International, Inc.	20,000	685,363	872,400
		$1,326,568	$1,528,000

TOTAL COMMON STOCKS (Cost $50,781,732)		$50,781,732	$50,275,935

	Principal
	Amount	Cost	Value
CORPORATE BONDS – 4.68%
Consumer Finance – 0.60%
Ford Motor Credit Co. 7.875%, 06/15/2010	$350,000	$347,788	$332,453
Depository Institutions – 0.44%
First National Bank Of Omaha 7.320%, 12/01/2010	250,000	$252,857	$245,455

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets
ADR	American Depository Receipt
(a)	Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2009 (Unaudited)

	Principal
Title of Security	Amount	Cost	Value
CORPORATE BONDS (Continued)
Diversified Financial Services – 0.47%
MBNA Corporation Senior Note 7.500%, 03/15/2012	$250,000	$256,220	$262,597
Electric Utilities – 0.47%
Duke Capital Corp. 8.000%, 10/01/2019	250,000	$270,557	$263,889
Health Care Providers & Services – 0.47%
Cardinal Health, Inc. 6.750%, 02/15/2011	250,000	$252,455	$263,177
Media – 0.38%
Comcast Corp. 6.500%, 01/15/2017	200,000	$199,592	$212,173
Multiline Retail – 0.57%
JCPenney Co., Inc. 7.400%, 04/01/2037	400,000	$401,026	$315,682
Semiconductors & Semiconductor Equipment – 0.47%
Applied Materials, Inc. 7.125%, 10/15/2017	250,000	$254,310	$259,694
Specialty Retail – 0.36%
Home Depot, Inc. 5.400%, 03/01/2016	200,000	$181,154	$199,644
Tobacco – 0.45%
Reynolds American, Inc. 7.250%, 06/01/2012	250,000	$254,116	$250,782

TOTAL CORPORATE BONDS (Cost $2,670,077)		$2,670,077	$2,605,546

	Number
Title of Security	of Shares	Cost	Value
SHORT TERM INVESTMENTS – 5.07%
Mutual Fund – 5.07%
SEI Daily Income Trust Treasury Fund	2,822,858	$2,822,858	$2,822,858

TOTAL SHORT TERM INVESTMENTS (Cost $2,822,858)		$2,822,858	$2,822,858

TOTAL INVESTMENTS (Cost $56,274,667) – 100.01%			$55,704,339
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.01)%			(5,448)
TOTAL NET ASSETS – 100.00%			$55,698,891

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009 (Unaudited)

ASSETS:
Investments in securities, at fair value (cost: $56,274,667)	$55,704,339
Cash	4,000
Receivables
Dividends and interest	96,670
Fund shares issued	35,012

TOTAL ASSETS	$55,840,021

LIABILITIES:
Payables
Advisory fees	$66,872
Distribution to shareholders	17,464
Fund shares redeemed	10,700
Accrued expenses	46,094

TOTAL LIABILITIES	$141,130

TOTAL NET ASSETS	$55,698,891

NET ASSETS CONSIST OF:
Capital stock	$56,996,808
Accumulated undistributed net investment loss	(50,921)
Accumulated undistributed net realized loss on investments	(676,668)
Unrealized depreciation on investments	(570,328)
TOTAL NET ASSETS	$55,698,891

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,285,500

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$24.37

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax withheld of $11,598)	$359,746
Interest income	142,205

Total investment income	$501,951

EXPENSES:
Advisory fees	$123,338
Administration fees	34,068
Fund accounting fees	20,538
Dividend disbursing and transfer agent fees	25,619
Professional Services	25,996
Independent director's expenses and fees	12,056
Custody fees	5,179
Printing and supplies	4,658
Other	8,594
Taxes and licenses	595

Total expenses	$260,641
NET INVESTMENT INCOME	$241,310

NET REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
Net realized loss on investments	(240,207)

Net change in unrealized appreciation on investments	5,803,190

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,562,983

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,804,293
See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(Unaudited)

	2009	2008
OPERATIONS:
Net investment income	$241,310	$278,221
Net realized gain/(loss) on investments	(240,207)	794,555
Net increase/(decrease) in unrealized appreciation on investments	5,803,190	(6,985,842)

Net increase/(decrease) in net assets resulting from operations	$5,804,293	$(5,913,066)

Net equalization of debits/credits:	883	(3,694)

Distributions to shareholders:
From net investment income	(293,114)	(269,365)

Total distributions	$(293,114)	$(269,365)

Capital share transactions:
Net increase/(decrease) in net assets from capital share transactions	738,412	(804,020)

Total Increase/(Decrease) in Net Assets	$6,250,474	$(6,990,145)

NET ASSETS:
Beginning of the Period	$49,448,417	$77,416,617

End of the Period (including undistributed net investment
income/(loss) of ($50,921) and $5,161 respectively)	$55,698,891	$70,426,472

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

	For the Six
	Months Ended
	June 30, 2009	Years Ended December 31,
	(Unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.91	$34.28	$35.42	$35.01	$33.31	$31.04

Income (loss) from investment operations:
Net investment income	0.11	0.25	0.23	0.27	0.28	0.31
Net realized and unrealized gain/(loss)
on investments	2.48	(12.36)	1.44	0.41	1.70	2.27
Total from investment operations	2.59	(12.11)	1.67	0.68	1.98	2.58

Less dividends and distributions:
Dividends from net investment income	(0.13)	(0.25)	(0.24)	(0.27)	(0.28)	(0.31)
Distributions from net realized gains	—	—	(2.57)	—	—	—
Distributions from tax return of capital	—	(0.01)	—	—	—	—
Total dividends and distributions	(0.13)	(0.26)	(2.81)	(0.27)	(0.28)	(0.31)

Net asset value, end of period	$24.37	$21.91	$34.28	$35.42	$35.01	$33.31

Total return[1]	11.88%	(35.47%)	4.72%	1.96%	5.99%	8.36%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$55,699	$49,448	$77,417	$82,754	$80,715	$74,282
Ratio of net expenses to average net assets	1.06%	0.80%	0.80%	0.84%	0.85%	0.85%
Ratio of net investment income
to average net assets	0.98%	0.86%	0.64%	0.78%	0.84%	0.98%
Portfolio turnover rate	12.9%	23.4%	39.0%	19.0%	24.0%	17.0%

See accompanying Notes to the Financial Statements.
[1]	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (Unaudited)

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Investments –

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. The cost of investments reflected in the statement of assets and liabilities and the schedule of investments is approximately the same as the basis used for federal income tax purposes.

B.	Federal Income Taxes –

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

C.	Distribution To Shareholders –

The Fund accrues dividends to shareholders on a quarterly basis as of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders as of the ex-dividend date.

D.	Equalization –

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E.	Use of Estimates –

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through, August 20, 2009, the date the financial statements were issued.

F.	Accounting for Uncertainty in Income Taxes –

In July, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted FIN 48 in 2007. Management of the Fund reviewed the tax positions in the open tax years 2005 to 2008 and has determined that the Fund has no material uncertain tax positions and has not recorded a liability for material unrecognized tax benefits as of December 31, 2008.  The Fund has not recorded any amounts for interest or penalties related to uncertain tax benefits.

G.	Fair Value Measurements –

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157Fair Value Measurements (“SFAS 157”), which establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statement, effective for the Fund’s current fiscal period.  Various inputs are used in determining the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 — Quoted prices in active markets for identical securities.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$4,355,710	$—	$—	$4,355,710
Consumer Staple	3,413,000	—	—	3,413,000
Energy	5,035,550	—	—	5,035,550
Financials	7,580,077	—	—	7,580,077
Health Care	8,571,960	—	—	8,571,960
Industrials	5,726,370	—	—	5,726,370
Information Technology	13,886,628	—	—	13,886,628
Materials	1,706,640	—	—	1,706,640
Total Equity	50,275,935	—	—	50,275,935
Fixed Income
Corporate Bonds	—	2,605,546	—	2,605,546
Total Fixed Income	—	2,605,546	—	2,605,546
Short-Term Investments	2,822,857	—	—	2,822,858
Total Investments in Securities	$53,098,792	$2,605,546	$—	$55,704,339

H.	New Accounting Pronouncement –

In March 2008, Statement of Financial Accounting Standards No. 161,Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management has evaluated SFAS 161 and has determined that there is no impact on the Fund’s financial statements, as the Fund currently does not hold derivative financial instruments.

(2)	INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (the “Investment Adviser”) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2008 or for the six months ended June 30, 2009.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser is responsible for providing administrative services to the Fund at an annual rate of $42,000. U.S. Bancorp Fund Services, LLC acts as Sub-Administrator to the Fund, and for its services, receives an annual fee at the rate of 0.04% for the first $50 million of the Fund’s average net assets, 0.03% on the next $50 million of average net assets, and 0.02% on the balance, subject to an annual minimum of $4,000. These administrative expenses are shown as Administration Fees on the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

(3)	SECURITY TRANSACTIONS

The cost of long-term investment purchases during the six months ended June 30, was:

	2009	2008
Non U.S. government securities	$6,140,876	$6,264,927
Net proceeds from sales of long-term investments during the six months ended June 30, were:
	2009	2008
Non U.S. government securities	$6,362,778	$3,732,592

There were no long-term U.S. government transactions for the six months ended June 30, 2009 and 2008.

(4)	NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(5)	CAPITAL STOCK

Shares of capital stock issued and redeemed during the six months ended June 30, were as follows:

	2009	2008
Shares sold	95,575	36,607
Shares issued to shareholders in reinvestment of net investment income	11,390	7,363
	106,965	45,970

Shares redeemed	(78,875)	(70,570)
Net increase/(decrease)	28,090	(24,600)

Value of capital stock issued and redeemed during the six months ended June 30, was as follows:
	2009	2008
Shares sold	$2,181,826	$1,255,759
Shares issued to shareholders in reinvestment of net investment income	254,591	231,745
	$2,436,417	$1,487,504

Shares redeemed	(1,698,005)	(2,291,526)
Net increase/(decrease)	$738,412	$(804,020)

(6)	DISTRIBUTIONS TO SHAREHOLDERS

On March 31, 2009 and June 30, 2009, cash distributions were declared from net investment income accrued through March 31, 2009 and June 30, 2009, respectively. These distributions were calculated as $0.070 and $0.060 per share. The dividends were paid on March 31, 2009 and June 30, 2009, to shareholders of record on March 30, 2009 and June 29, 2009.

(7)	FEDERAL INCOME TAX INFORMATION

The tax character of distributions during the years ended December 31, 2008 and 2007 were as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gain	of Capital
12/31/08	$569,779	$—	$13,724
12/31/07	530,553	5,456,730	—

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements. For the year ended December 31, 2008 the undistributed net investment income increased by $18,278, and paid-in-capital decreased by $18,278.

As of December 31, 2008, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$55,862,048
Unrealized appreciation	$6,452,223
Unrealized depreciation	$(12,912,999)
Net unrealized depreciation	$(6,460,776)

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:
Net unrealized depreciation	$(6,460,776)
Other accumulated loss	(349,203)
Total accumulated capital losses	$(6,809,979)

At December 31, 2008, the Fund deferred, on a tax basis, post October losses of $32,209.

The Fund had $316,994 in capital loss carry over which expire on December 31, 2016.

ADDITIONAL DISCLOSURES (Unaudited)

Shareholder Notification of Federal Tax Status

The Bridges Investment Fund designated 100% of dividends declared during the fiscal year ended December 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designated 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2008 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Availability of Quarterly Portfolio Holdings Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and/procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2009 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Disclosure Regarding Fund Trustees and Officers

**Disinterested Persons
Also Known As Independent Directors**

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

N. Phillips Dodge, Jr. Age: 72 Director (1983 – present)
Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six year term.

John J. Koraleski Age: 58 Chairman (2005 – present) Director (1995 – present)
Mr. Koraleski was elected Chairman on April 13, 2005. Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad’s Operating Committee. Currently, Mr. Koraleski is Vice President-Finance and a Member of the Board of Trustees for Union Pacific Foundation. Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad’s Chief Financial Officer, Controller of Union Pacific Corporation. In those positions, he was responsible for the Railroad’s Information Technologies and Real Estate Departments. Mr. Koraleski has been designated as the Lead Independent Director of the Fund.

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Adam M. Koslosky Age: 52 Director (2007 – present)
Mr. Koslosky is the President and Chief Executive Officer of Magnolia Metal Corporation. Magnolia Metal Corporation is a bronze bearing manufacturer located in Omaha, Nebraska. Mr. Koslosky commenced his career with Magnolia Metal Corporation in October 1985. Mr. Koslosky has been a Director of Methodist Hospital Foundation since 1993.

Michael C. Meyer Age: 50 Director (2008 – present)
Mr. Meyer is currently the Vice President of Asset Management at Tenaska, Inc. Tenaska is a privately held energy company that develops, constructs, owns and operates electrical generation plants. Tenaska also markets natural gas, electric power and biofuels, provides energy risk management services and is involved in asset acquisitions, fuel supply, gas transportation systems and electric transmission development. Prior to his current position, Mr. Meyer was Vice President, International Asset Management with responsibility for managing Tenaska’s international business and has been employed at Tenaska since April 1995. In his 25-plus years of financial and operations management experience in the banking and energy industries, Mr. Meyer has held positions with the United States Treasury Department’s Office of the Comptroller of the Currency, the Farm Credit System and the First National Bank of Omaha.

Gary L. Petersen Age: 66 Director (1987 – present)
Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen serves as Chairman of the Fund’s Administration and Nominating Committee.

Robert Slezak Age: 51 Director (2008 – present)
Mr. Slezak is currently an independent management consultant and has been since November 1999. Prior to that, Mr. Slezak served as Vice President, Chief Financial Officer and Treasurer of the Ameritrade Holding Corporation from January 1989 to November 1999 and as a director from October 1996 to September 2002. Mr. Slezak currently serves as a member of the board of directors of United Western Bancorp, Inc. and Xanadoo
Company, a provider of wireless communication services. Mr. Slezak is a Certified Public Accountant.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.
Interested Person Directors and Officers
The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L. Bridges III Age: 51 President (1997 – present) Chief Executive Officer (2004 – present) Director (1991 – present)
Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983.  Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than ten years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges became Chief Executive Officer of the Fund on April 13, 2004. Mr. Bridges has been Executive Vice President of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges has been President and
Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and is Chairman of the Audit Committee of the Stratus Fund.

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Robert W. Bridges, CFA Age: 43 Director (2007 – present)
Mr. Bridges is a Director and Equity Analyst at Sterling Capital Management LLC. Sterling Capital Management LLC, located in Charlotte, North Carolina, is an investment management company founded in 1970. Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance before assuming his current position in 2000. Mr. Bridges has been a Director of Bridges Investment Counsel, Inc. since December 2006. Prior to joining Sterling, Mr. Bridges served in accounting, research analysis and several other roles for Bridges Investment Counsel, Inc. for six years. Mr. Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.

* Edson L. Bridges II is the father of Edson L. Bridges III and Robert W. Bridges.

Additional Officers of the Fund
Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L. Bridges II Age: 77 Chairman Emeritus (2006 – present) Vice-Chairman (2005 – 2006) Chairman (1997 – 2005) Chief Executive Officer (1997 – 2004) Director (1963 – 2007)
Mr. Bridges was elected Chairman Emeritus on April 15, 2006. Mr. Bridges had previously served as Chairman, Vice-Chairman, Chief Executive Officer, and President of the Fund. Mr. Bridges was replaced by Edson L. Bridges III as Chief Executive Officer of the Fund on April 13, 2004. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President, Director, and Chief Compliance Officer of Bridges Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000, Director of Bridges Investment Management, Inc.

Nancy K. Dodge Age: 48 Chief Compliance Officer (2006 – present) Treasurer (1986 – present)
Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges Investment Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for overseeing day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, transfer agent, and the auditor. Mrs. Dodge is a Senior Vice President of Bridges Investment Management, Inc., Vice President and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company. Ms. Dodge was appointed Chief Compliance Officer of the Fund, as of November 21, 2006.

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Brian Kirkpatrick Age: 38 Executive Vice President (2006 – present) Vice President (2000 – 2006)
Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges Investment Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick was appointed Sub Portfolio Manager of the Fund on April 12, 2005. Mr. Kirkpatrick is Senior Vice President, Director of Research and Chief Compliance Officer and a director of Bridges Investment Management, Inc., and a Vice President for Provident Trust Company.

Mary Ann Mason Age: 57 Secretary (1987 – present)
Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981 and is currently Senior Vice President, Secretary, and Treasurer, and has been an employee of Bridges Investment Management, Inc. since 1994. Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary, Treasurer and Trust Administrator for Provident Trust Company, Secretary and Treasurer for both
Bridges Investor Services, Inc. and Bridges Investment Management, Inc., and a Director of Bridges Investor Services, Inc.

Linda Morris Age: 42 Assistant Treasurer (1999 – present)
Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges Investment Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999. Mrs. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for
Provident Trust Company.

Trinh Wu Age: 52 Controller (2001 – present)
Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A.
Nebraska. Mrs. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

*  Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, on the Fund’s website at www.bridgesfund.com; upon request by sending an e-mail to fund@bridgesinv.com; or by calling 1-800-939-8401.

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BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone  402-397-4700
Facsimile  402-397-8617

Directors

Edson L. Bridges III
Robert W. Bridges
N. P. Dodge, Jr.
John J. Koraleski
Adam M. Koslosky
Michael C. Meyer
Gary L. Petersen
Robert Slezak

Officers

John J. Koraleski	Chairman and Lead Independent Director
Edson L. Bridges II	Chairman Emeritus
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Brian M. Kirkpatrick	Executive Vice President
Mary Ann Mason	Secretary
Nancy K. Dodge	Treasurer and Chief Compliance Officer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Corporate Counsel	Counsel to Independent Directors

Baird, Holm, LLP	Koley Jessen P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel	Distributor

Ballard, Spahr, Andrews & Ingersoll, LLP	Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300	615 East Michigan Street
Denver, Colorado 80202	Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1      of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Bridges Investment Fund, Inc.

By (Signature and Title)*   /s/ Edson L. Bridges
Edson L. Bridges III, President, CEO, CIO

Date   8/21/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Edson L. Bridges
Edson L. Bridges III, President, CEO, CIO

Date  8/21/2009

By (Signature and Title)*    /s/ Brian M. Kirkpatrick
Brian M. Kirkpatrick, Executive Vice President

Date  8/21/2009

By (Signature and Title)*    /s/ Nancy K. Dodge
Nancy K. Dodge, Treasurer, CCO

Date  8/21/2009

* Print the name and title of each signing officer under his or her signature.